THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

SHARE PURCHASE AGREEMENT

THIS AGREEMENT dated for reference the 30th day of September, 2003

AMONG:

GLOBAL INNOVATIVE SYSTEMS, INC., a Nevada
corporation with an office at 104 - 630 Columbia Street, New
Westminster, British Columbia, Canada, V3M 1A5

(the "Vendor")

AND:

ROBERT M. FLETCHER ("Fletcher"), of 21312 - 86th Avenue,
Langley, British Columbia, V1M 1Z7, and FRASER WILSON
LAWRIE ("Lawrie"), of 3731 Shuswap Avenue, Richmond,
British Columbia, V7E 2E8

(collectively, the "Purchasers")

AND:

ENERGY MEDICINE DEVELOPMENTS CORP., a Delaware
corporation with an office at 10841 Split Oak Lane, Burke,
Virginia, USA 22015

(the "Company")

WITNESSES THAT WHEREAS:

A. The Vendor is the registered and beneficial owner of 49,543,243 shares of the Company (the "Shares") of the total of 49,550,154 issued and outstanding shares in the capital of the Company (the "Shares");

B. Pursuant to a Consulting Agreement dated January 1, 2002 (the "CMC Consulting Agreement") between the Vendor and CMC Collateral Management Ltd. ("CMC"), a company wholly owned and controlled by Fletcher, the Company is indebted to CMC in the amount of $14,200 for consulting services provided by CMC to the Company (the "CMC Debt");

C. Pursuant to a Consulting Agreement dated January 1, 2002 (the "IHR Consulting Agreement"), the Vendor and IHR Integrated Healthcare Research Inc. ("IHR"), a company wholly owned and controlled by Lawrie, the Company is indebted to IHR in the amount of $14,200 for consulting services provided by IHR to the Company (the "IHR Debt");

D. In consideration of Fletcher causing CMC to forgive the CMC Debt and release the Company from any further obligations of CMC, the Company has agreed to sell and Fletcher has agreed to purchase one-half of the Shares on the terms and conditions set forth herein; and

E. In consideration of Lawrie causing IHR to forgive the IHR Debt and release the Company from any further obligations of Alternative, the Company has agreed to sell and Lawrie has agreed to purchase one-half of the Shares on the terms and conditions set forth herein.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), and in consideration of the sum of TEN DOLLARS ($10.00) of lawful money of Canada now paid by the Purchasers to the Indemnifier (the receipt and sufficiency of which is hereby acknowledged by the Indemnifier), the parties covenant and agree each with the others as follows:

1. WARRANTIES AND REPRESENTATIONS

1.1 The Vendor warrants and represents to the Purchasers, with the intent that the Purchasers will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein, that:

(a) the Vendor is the registered and beneficial owner of the Shares and the Vendor has no interest, legal or beneficial, direct or indirect, in any shares of, or the assets or business of the Company other than the Shares;

(b) the Shares are validly issued and outstanding as fully paid and non-assessable in the capital of the Company and are free and clear of all liens, charges and encumbrances;

(c) the Vendor has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of the Shares to the Purchasers; and

(d) no person, firm, corporation or entity of any kind has or will have on the Closing Date any agreement, right or option, consensual or arising by law, present or future, contingent, pre-emptive or absolute, or capable of becoming an agreement, right or option:

(i) to require the Company to issue any further or other shares in its capital or any other security or interest convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of the Company;

(ii) for the issue or allotment of any of the authorized but unissued shares in the capital of the Company;

(iii) to require the Company to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of the Company; or

(iv) to purchase or otherwise acquire any shares in the capital of the Company.

1.2 Each of the Purchasers acknowledges and agrees that the Shares are being sold pursuant to the safe harbor from the prospectus and registration requirements of the United States Securities Act of 1933, as amended (the "1933 Act") provided by Regulation S of the 1933 Act. The Purchasers agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All share certificates representing the Shares will be endorsed with the following legend pursuant to the 1933 Act:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND PROVINCIAL SECURITIES LAWS. IN

ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

1.3 The Purchasers warrant and represent to the Vendor, with the intent that the Vendor will reply thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein, that:

(a) none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

(b) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(c) there is no government or other insurance covering any of the Shares;

(d) there are risks associated with an investment in the Shares;

(e) the Vendor has advised the Purchasers that the Vendor is relying on an exemption from the requirements to provide the Purchasers with a prospectus and to sell the Shares through a person registered to sell securities under the Securities Act (British Columbia) (the "B.C. Act") and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act will not be available to the Purchasers;

(f) the Purchasers have not acquired the Shares as a result of, and will not themselves engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Purchasers may sell or otherwise dispose of the Shares pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(g) the Purchasers and the Purchasers' advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Vendor in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(h) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Purchasers during reasonable business hours at their principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Purchasers, the Purchasers' lawyers and/or advisors;

(i) the Purchasers will indemnify and hold harmless the Vendor and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchasers contained herein or in any document furnished by the Purchasers to the Vendor in connection herewith being untrue in any material respect or any breach or failure by the Purchasers to comply with any covenant or agreement made by the Purchasers to the Vendor in connection therewith;

(j) in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Purchasers' ability to resell the Shares under the B.C. Act and Multilateral Instrument 45-102 adopted by the British Columbia Securities Commission;

(k) the Purchasers have been advised to consult the Purchasers' own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Vendor is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Purchasers are resident in connection with the distribution of the Shares hereunder, and

(ii) applicable resale restrictions;

(l) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the Purchasers or of any agreement, written or oral, to which the Purchasers may be a party or by which the Purchasers are or may be bound;

(m) each of the Purchasers is a director or officer of the Company;

(n) the Purchasers are not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person (as defined in Regulation S of the 1933 Act);

(o) each of the Purchasers is not a U.S. Person (as defined in Regulation S of the 1933 Act);

(p) the Purchasers are acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(q) the Purchasers are outside the United States when receiving and executing this Agreement and are acquiring the Shares as principal for the Purchasers' own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(r) the Purchasers (i) are able to fend for themselves in the Subscription; (ii) have such knowledge and experience in business matters as to be capable of evaluating the merits and risks of their prospective investment in the Shares; and (iii) have the ability to bear the economic risks of their prospective investment and can afford the complete loss of such investment;

(s) the Purchasers are not aware of any advertisement of any of the Shares; and

(t) no person has made to the Purchasers any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the purchase price of any of the Shares;

(iii) as to the future price or value of any of the Shares; or

(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

2. PURCHASE AND SALE

2.1 On the basis of the warranties and representations set forth in this Agreement and subject to the terms and conditions of this Agreement, the Purchasers agree to purchase from the Vendor and the Vendor agrees to sell to the Purchasers the Shares on the Closing Date.

3. PURCHASE PRICE

3.1 The purchase price of the Shares is the sum of $28,410 (the "Purchase Price"), which will be paid as to $10 in cash, as to $14,200 by the forgiveness of the CMC Debt by CMC and Fletcher, and as to $14,200 by the forgiveness of the IHR Debt by IHR and Lawrie.

4. CONDITIONS

4.1 The obligation of the Purchasers to carry out the terms of this Agreement and to complete the purchase referred to in clause 2.1 hereof is subject to the following conditions:

(a) that on the Closing Date the warranties and representations of the Vendor as set forth in clause 1.1 of this Agreement will be true in every particular as if such warranties and representations had been made by the Vendor on the Closing Date; and

(b) that on the Closing Date the Vendor will have delivered to the Purchasers, the following documents:

(i) a Directors Resolution of the Company authorizing the transfer of the Shares to the Purchasers;

(ii) share certificates representing the Shares, duly endorsed by the Vendor for transfer to the Purchasers;

(iii) new share certificates representing the Shares, issued in the name of the Purchasers;

(iv) all of the consents and approvals in writing necessary to the transfer contemplated herein; and

(iv) all other documents and instruments as the Purchasers may reasonably require.

4.2 This is a valid and binding Agreement, whether or not the foregoing conditions are satisfied; however, the obligation of the Purchasers to complete the purchase and sale is subject to waiver or satisfaction of these conditions precedent. The conditions set forth in clause 4.1 of this Agreement are for the exclusive benefit of the Purchasers and may be waived by the Purchasers in writing in whole or in part on or before the Closing Date, but save as so waived, the completion of the purchase referred to in clause 2.1 hereof by the Purchasers will not prejudice or affect in any way the rights of the Purchasers in respect of the warranties and representations of the Vendor as set forth in clause 1.1 of this Agreement, and the said warranties and representations will survive the Closing Date and the payment of the Purchase Price.

4.3 The obligation of the Vendor to carry out the terms of this Agreement and to complete the purchase referred to in clause 2.1 hereof is subject to the following conditions:

(a) that on the Closing Date the warranties and representations of the Purchasers as set forth in clauses 1.12 and 1.3 of this Agreement will be true in every particular as if such warranties and representations had been made by the Purchasers on the Closing Date;

(b) that on the Closing Date, Fletcher will have delivered to the Vendor a release executed by CMC releasing the Company from any and all obligations in connection with the CMC Consulting Agreement, including a release of the CMC Debt;

(c) that on the Closing Date, Lawrie will have delivered to the Vendor a release executed by IHR releasing the Company from any and all obligations in connection with the IHR Consulting Agreement, including a release of the IHR Debt; and

(d) all other documents and instruments as the Vendor may reasonably require.

4.4 This is a valid and binding Agreement, whether or not the foregoing conditions are satisfied; however, the obligation of the Vendor to complete the purchase and sale is subject to waiver or satisfaction of these conditions precedent. The conditions set forth in clause 4.3 of this Agreement are for the exclusive benefit of the Vendor and may be waived by the Vendor in writing in whole or in part on or before the Closing Date, but save as so waived, the completion of the purchase referred to in clause 2.1 hereof by the Vendor will not prejudice or affect in any way the rights of the Vendor in respect of the warranties and representations of the Purchasers as set forth in clause 1.3 of this Agreement, and the said warranties and representations will survive the Closing Date and the payment of the Purchase Price.

5. CLOSING DATE

5.1 The closing date is October 17, 2003 (the "Closing Date") or such other date as the parties hereto may agree in writing. The parties hereto intend the purchase and sale of the Shares to be effective as of September 30, 2003.

6. NOTICE

6.1 Any notice required or permitted to be given under this Agreement will be validly given if in writing and delivered, sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy or sent by prepaid registered mail, addressed to the applicable party at its address indicated on the first page of this Agreement or to such other address as any party may specify by notice in writing to the other. Any notice delivered on a business day will be deemed conclusively to have been effectively given on the date notice was delivered and any notice given by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed conclusively to have been given on the date of such transmission. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting, but if at the time of posting or between the time of posting and the fifth business day thereafter there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

7. GENERAL PROVISIONS

7.1 Time is of the essence of this Agreement.

7.2 The parties will execute and deliver all such further documents and instruments and do all acts and things as may be necessary or convenient to carry out the full intent and meaning of and to effect the transactions contemplated by this Agreement.

7.3 This Agreement is the whole agreement between the parties hereto in respect of the purchase and sale contemplated hereby and there are no warranties, representations, terms,

conditions, or collateral agreements expressed or implied, statutory or otherwise, other than expressly set forth in this Agreement.

7.4 This Agreement will enure to the benefit of and be binding upon the parties hereto, and their respective heirs, administrators, executors, successors and assigns.

7.5 This Agreement will be governed by and construed in accordance with the laws of British Columbia, and the parties hereby attorn to the jurisdiction of the Courts of competent jurisdiction of British Columbia in any proceeding hereunder.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed under seal and delivered this 22nd day of October, 2003.

GLOBAL INNOVATIVE SYSTEMS, INC.	ENERGY MEDICINE DEVELOPMENTS CORP.
Per: /s/ Signed Authorized Signatory	Per: /s/ Signed Authorized Signatory

SIGNED, SEALED and DELIVERED by FRASER WILSON LAWRIE in the presence of:

/s/ J. Stephen Barley
Signature
J. Stephen Barley
Print Name
2060 Gisby Street
Address
West Vancouver, B.C. V7V 4N3

Barrister & Solicitor
Occupation

) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Fraser Wilson Lawrie FRASER WILSON LAWRIE

SIGNED, SEALED and DELIVERED by ROBERT M. FLETCHER in the presence of:

/s/ J. Stephen Barley
Signature
J. Stephen Barley
Print Name
2060 Gisby Street
Address
West Vancouver, B.C. V7V 4N3

Barrister & Solicitor
Occupation

) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Robert M. Fletcher ROBERT M. FLETCHER